10-K Redeemable non-controlling interest	3 Months Ended
Mar. 31, 2026
Noncontrolling Interest [Abstract]
Redeemable non-controlling interest	Redeemable non-controlling interest
On April 7, 2021, the Company established Curaleaf International together with a strategic investor (the “Strategic Investor”) who provided initial capital of $130.8 million for 31.5% equity interest in Curaleaf International (the “Curaleaf International Transaction”). Curaleaf and the Strategic Investor entered into a shareholders’ agreement (the “International Shareholders Agreement”) regarding the governance of Curaleaf International, pursuant to which Curaleaf International had control over operational issues and the raising of capital as well as the ability to exit the business. In addition, the strategic investor’s stake was subject to put/call rights, which permitted either party to cause the Strategic Investor’s stake to be purchased by the Company, starting the earlier of change of control or in 2025.
In January 2025, the Strategic Investor exercised its put option by submitting an irrevocable notice to the Company. On July 2, 2025, the Company settled the put option and acquired the minority stake in Curaleaf International, resulting in the Company obtaining 100% ownership of Curaleaf International. The transaction was executed pursuant to the International Shareholders Agreement and was settled entirely through the issuance of SVS. The transaction resulted in a change in ownership interest without a loss of control and was accounted for as an equity transaction in accordance with ASC 810. See Note 2 — Basis of presentation and consolidation for further details. As a result, the Company derecognized the Redeemable NCI, which had a carrying value of $102.1 million, and issued 2,270,284 SVS valued at $5.4 million. The net impact of this exchange was recorded in Additional paid-in capital.
In connection with the acquisition of Four20 Pharma GmbH (“Four20”), in September 2022, the selling shareholders and Curaleaf International entered into separate put/call options, which permit either party to trigger the roll-up of the remaining equity of Four20 two years after the launch of adult use cannabis sales in Germany, but no later than the end of 2025, if adult use launch has not occurred by such date. Management considers the redemption of the put/call options to be probable.
On February 23, 2026, the selling shareholders of Four20 exercised their put option by delivering an irrevocable notice to the Company to redeem their remaining 45% equity interest in Four20. On April 30, 2026, the Company settled the put option and acquired the remaining equity interest in Four20. The transaction resulted in a change in the Company's ownership interest in Four20 without a loss of control; therefore, it was accounted for as an equity transaction in accordance with ASC 810, as further described in Note 2 — Basis of presentation and consolidation. Consideration paid to settle the put option of €76.5 million consisted of cash, deferred consideration and equity consideration of €43.0 million, €12.2 million and €21.3 million, respectively. The deferred consideration is payable in two installments due on August 31, 2026 and November 30, 2026, respectively, and bears interest at a rate of 6% per annum from the closing date through the respective payment dates.
As of December 31, 2025, 2024, and 2023, the Company’s Redeemable NCI was allocated as follows:

As of:	Curaleaf International	Four20(1)	Total
December 31, 2025(1)	$—	$83,931	$83,931
December 31, 2024	94,561	37,618	132,179
December 31, 2023	105,087	15,563	120,650

(1) The Company recorded $42.3 million and $22.7 million in order to reflect the put/call options obligation at their redemption value as of December 31, 2025 and 2024. See Note 2 — Basis of presentation and consolidation for further details.